                                GEMINI II LOGO


                                                                 April 30, 1997


Fellow Shareholder:

     The accompanying Combined Proxy Statement/Prospectus presents an important proposal for your consideration as a shareholder of Gemini II, Inc. (the "Fund"). In substance, your Board of Directors has proposed that all of the assets of the Fund be acquired--in a tax-free reorganization--in exchange for shares of the Windsor Fund series of Vanguard/Windsor Funds, Inc. ("Windsor Fund") and that the Fund be dissolved.


     As you are aware, the Fund was converted to an open-end investment company on March 3, 1997, thereby giving shareholders the right to redeem their shares at the Fund's net asset value per share. However, the Board of Directors does not believe that it is in the best interests of the Fund to continue operations as a separate open-end investment company over the long term. Since the Fund does not expect to offer additional shares to new investors, the assets of the Fund will necessarily decrease because of redemptions by existing shareholders. As assets decline, it is expected that the Fund's expense ratio will increase, since certain of its expenses are relatively fixed. Through the reorganization, shareholders would own shares of a larger fund with similar investment objectives, that offers more economies of scale to shareholders. See "Expense Tables," page 5.


     If this proposal is approved by shareholders, your Fund shares will be exchanged for Windsor Fund shares with an equivalent fair market value. The Fund and Windsor Fund have similar investment objectives and policies, and are managed by the same Wellington Management Company, LLP investment team. In fact, many of the Fund's portfolio securities are also held by Windsor Fund.

     Please take the time to review this document and vote now by signing and returning the enclosed proxy card. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.


     We hope that this Combined Proxy Statement/Prospectus will answer all of your questions, but if you have further questions at any time, please do not hesitate to call Vanguard's Investor Information Department at 1-800-420-8574.



/s/ John C. Bogle                                        /s/ John J. Brennan
-----------------------                                  -----------------------
John C. Bogle                                            John J. Brennan
Chairman                                                 President

                                   GEMINI II
                                 WINDSOR FUND
                      COMBINED PROXY STATEMENT/PROSPECTUS
                               TABLE OF CONTENTS


                                                                        Page
                                                                        ------
Notice of Special Meeting of Shareholders  ...........................       1
Expense Tables  ......................................................       5
Summary   ............................................................       6
 Proposed Transaction ................................................       6
 Voting Information   ................................................       7
 Tax Consequences  ...................................................       7
 Investment Objectives and Policies  .................................       7
 Management, Administrative and Distribution Services  ...............       8
 Investment Adviser and Advisory Fees   ..............................       9
 Risk Factors   ......................................................      10
 Purchase Price, Redemption Price, Dividends and Distributions  ......      11
Financial Highlights  ................................................      12
Reasons for the Transaction ..........................................      13
Performance Summary   ................................................      14
Information About the Transaction ....................................      15
 Method of Carry Out Reorganization  .................................      15
 Conditions Precedent to Closing  ....................................      16
 Expenses of the Reorganization   ....................................      16
 Tax Considerations   ................................................      17
 Litigation  .........................................................      17
 Description of Shares of Windsor Fund  ..............................      17
Capitalization  ......................................................      18
Comparison of Investment Policies and Risks   ........................      18
 Investment Policies and Risk Factors   ..............................      18
Information Filed with the Securities and Exchange Commission   ......      21
Voting Information and Principal Stockholders ........................      21



Agreement and Plan of Reorganization .............................. Exhibit A
Windsor Fund Prospectus Dated February 28, 1997  .................. Exhibit B
Annual Report of Windsor Fund for the Fiscal Year
Ended October 31, 1996  ........................................... Accompanies
                                                                  this Combined
                                                                          Proxy
                                                            Statement/Prospectus

                                GEMINI II LOGO
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF GEMINI II, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Gemini II, Inc. (the "Fund") will be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355 on Wednesday, June 18, 1997 at 9:30 AM, Eastern Time, for the following reasons:


     1. To approve or disapprove an Agreement and Plan of Reorganization between the Fund and Vanguard/Windsor Funds, Inc. on behalf of the Windsor Fund series ("Windsor Fund") that provides for the acquisition of substantially all the assets of the Fund in exchange for shares of Windsor Fund, the distribution of such shares to the shareholders of the Fund, and the liquidation and dissolution of the Fund.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A thereto.

                                          By Order of the Board of Directors
                                          RAYMOND J. KLAPINSKY, Secretary


April 30, 1997


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN
  Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, we ask you to cooperate in mailing your Proxy promptly.

--------------------------------------------------------------------------------

                      [This Page Intentionally Left Blank]

                      COMBINED PROXY STATEMENT/PROSPECTUS
                             Dated April 30, 1997
                    Acquisition of the Assets of Gemini II
                 By and in Exchange for Shares of Windsor Fund

     This Combined Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Gemini II, Inc. (the "Fund"). Holders of record at the close of business on April 30, 1997 (the "Record Date"), are entitled to vote at the meeting or any adjourned session. Each share is entitled to one vote. As of April 28, 1997, there were issued and outstanding 8,488,242 shares of common stock of the Fund.


     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of the proposal set forth in the Notice of Special Meeting of Shareholders. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the meeting. The mailing address of the Fund is c/o Vanguard Financial Center, 100 Vanguard Boulevard, (PO Box 2600), Valley Forge, PA 19482.


     Shareholders who need directions to the location of the Special Meeting should call 1-800-420-8574, between the hours of 8:00 A.M. and 9:00 P.M. Eastern Time, on any business day.


     Proxies solicited will be voted at the Special Meeting of Shareholders to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). The Agreement and Plan provides for the acquisition of substantially all the assets of the Fund in exchange for shares of Windsor Fund. The Fund and Windsor Fund employ the same investment adviser (Wellington Management Company, LLP) and have substantially similar investment objectives and policies. The principal executive offices of the Fund and Vanguard/Windsor Funds, Inc. are located at 100 Vanguard Boulevard, (P.O. Box 2600), Valley Forge, PA 19482, Telephone No. 1-800-420-8574.


     Following such transaction, shares of Windsor Fund will be distributed to shareholders of the Fund in complete liquidation of the Fund. Individual shareholders of the Fund will receive that number of shares of Windsor Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund.

     Windsor Fund is a diversified series of Vanguard/Windsor Funds, Inc. Vanguard/Windsor Funds, Inc. is a no-load, diversified management investment company and, like the Fund, is a member fund of The Vanguard Group of Investment Companies. Windsor Fund is one of two series of Vanguard/Windsor Funds, Inc. Windsor Fund's investment objective is to seek to provide long-term growth of capital and income by investing primarily in common stocks. Windsor Fund's secondary objective is to provide current income. Windsor Fund seeks to achieve these objectives by investing primarily in common stocks, which are selected principally on the basis of fundamental value. Although Windsor Fund invests primarily in common stocks, it may invest in money market instruments, fixed income securities, convertible securities and other equity securities, such as preferred stocks. The investment policies and restrictions and, consequently, the risks of investing in Windsor Fund are similar to those of the Fund. There can be no assurance that Windsor Fund will achieve its objectives. Shares of Windsor Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.


     The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owner of the shares owned of record by such persons. The Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, some of the officers and employees of the Fund and The Vanguard Group, Inc. ("Vanguard"), without extra remuneration, may conduct additional solicitations by telephone and personal interviews. The Fund has engaged Management Information Systems to solicit proxies from brokers, banks, other institutional holders and individual shareholders for a fee, including out-of-pocket expenses, of approximately $5,000.

     This Combined Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Windsor Fund that a prospective investor should know before investing. This Combined Proxy Statement/Prospectus includes as Exhibit B the Prospectus of Windsor Fund dated February 28, 1997, and is accompanied by an annual report for Windsor Fund for its fiscal year ended October 31, 1996, each of which is incorporated by reference into this Combined Proxy Statement/Prospectus. A Statement of Additional Information dated February 28, 1997, relating to this Combined Proxy Statement/Prospectus, the transactions described herein and the parties thereto, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Combined Proxy Statement/Prospectus. A copy of that Statement of Additional Information may be obtained without charge by writing to the address noted above or by calling 1-800-420-8574. A Registration Statement for the Fund, filed with the Securities and Exchange Commission on March 5, 1997, as well as an Annual Report for the Fund for its fiscal year ended December 31, 1996, are also on file with the Securities and Exchange Commission; each of these documents is incorporated herein by reference and is available without charge upon request to the Fund. This Combined Proxy Statement/Prospectus will first be sent to shareholders on or about May 5, 1997.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE

COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR WINDSOR FUND.

                                EXPENSE TABLES

     On February 28, 1997, the Fund had total net assets of $336,832,000. On the same date, Windsor Fund had total net assets of $18,115,245,000. Primarily because of Windsor Fund's asset size, its expense ratio is lower than that of the Fund and most other mutual funds. The next table compares the operating expenses that shareholders would incur as a shareholder of the Fund and Windsor Fund. These expenses are based upon each Fund's most recently completed fiscal year and are deducted from each fund's income before it is paid to shareholders. Expenses include investment advisory fees as well as the costs of administering each fund, maintaining shareholder accounts, providing shareholder services, and other activities. It is not expected that the transaction will have a material effect on Windsor Fund's expenses.

               PRO FORMA FEE TABLE FOR THE FUND AND WINDSOR FUND
                                  (Unaudited)



                                                 Actual
                                     ------------------------------
                                       The Fund      Windsor Fund
                                     ------------   ---------------       Pro Forma
                                                                             After
                                     (FY Ended       (FY Ended        Transaction (As of
                                     12/31/96)       10/31/96)        February 28, 1997)
                                     ------------   ---------------   --------------------
Shareholder Transaction Expenses
 Sales Load Imposed on
  Purchases: .....................      None            None                 None
 Sales Load Imposed on
  Reinvested Dividends:  .........      None            None                 None
 Redemption Fees:  ...............      None            None                 None
 Exchange Fees:    ...............      None            None                 None
Annual Fund Operating Expenses
 (as a percentage of average net
 assets)
 Management and Administrative
  Expenses:  .....................     0.13%           0.18%                0.18%
 Investment Advisory Expenses: ...     0.28%           0.10%                0.10%
 12b-1 Marketing Fees:   .........      None            None                 None
 Other Expenses:
 Marketing and Distribution
  Costs:  ........................     0.00%           0.02%                0.02%
 Miscellaneous Expenses (e.g.
  taxes, auditing):   ............     0.04%           0.01%                0.01%
Total Operating Expenses
 (Expense Ratio):  ...............     0.45%           0.31%                0.31%

     Example:

     Based on the level of expenses listed above, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:



                          1 Year      3 Years      5 Years      10 Years
                         ---------   ----------   ----------   ----------
The Fund                     $5          $14          $25          $57
Windsor Fund
 (After Transaction)         $3          $10          $17          $39



     The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. The example should not be considered a representation of past or future expenses and actual expenses and returns may be greater or lesser than those shown.


                                    SUMMARY

     This summary of certain information contained in this Combined Proxy Statement/Prospectus is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the Agreement and Plan and the Windsor Fund prospectus, included herein as Exhibits A and B, respectively.

Proposed Transaction


     At a meeting held on November 15, 1996, the Board of Directors of the Fund unanimously approved the Agreement and Plan providing for the acquisition of substantially all of the assets of the Fund by Windsor Fund, in exchange for shares issued by Windsor Fund and the distribution of such Windsor Fund shares received, in complete liquidation of the Fund. (The proposed transaction is referred to in this Combined Proxy Statement/Prospectus as the "Transaction" or the "Reorganization"). The value of the shares issued by Windsor Fund in connection with the Transaction will equal the value of the assets of the Fund acquired by Windsor Fund.


     Pursuant to the Agreement and Plan, shares issued by Windsor Fund to the Fund will be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result, shareholders of the Fund will cease to be shareholders of such Fund and will instead be the owners of that number of full and fractional shares of Windsor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund on the closing date of the Transaction.


     For the reasons set forth on page 13 under "Reasons for the Transaction," the Boards of Directors of the Fund and Vanguard/Windsor Funds, Inc. have unanimously concluded that the Transaction is in the best interests of the shareholders of the respective funds and, therefore, recommend approval of the Agreement and

Plan. The Board of Directors of the Fund and the Board of Directors of Vanguard/Windsor Funds, Inc, respectively, also concluded that no dilution would result to the shareholders of the Fund or Windsor Fund, respectively, as a result of the Transaction.

Voting Information

     The affirmative vote of the holders of a majority of the outstanding shares of the Fund on the Record Date is necessary to approve the Agreement and Plan. Under relevant state law and the Fund's corporate documents, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining whether the matter to be voted upon has been approved.


     Each shareholder will be entitled to one vote for each share of the Fund held on the Record Date. If you give no voting instructions on your proxy, your shares will be voted in favor of the Agreement and Plan. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to vote at the Special Meeting.


Tax Consequences


     The Fund and Windsor Fund have received a private letter ruling from the Internal Revenue Service substantially to the effect that the Transaction will not result in material adverse federal income tax consequences to the Fund or Windsor Fund, and that the holders of shares of the Fund will not recognize any gain or loss. For further information about the tax consequences of the Transaction, see "Information About The Transaction-Tax Considerations."


Investment Objectives and Policies


     The Fund's investment objectives are to seek (a) long-term capital appreciation, and (b) current and long-term growth of income, by investing at least 80% of its assets in common stocks. The Fund may also invest in other equity securities, bonds, notes and money market instruments, although it will not invest more than 20% of its assets in such securities except for temporary defensive purposes. The Fund's stocks are selected principally on the basis of fundamental investment value and, at the time of purchase, may be deemed by the investment adviser to be overlooked or undervalued in the marketplace. The key to the valuation process is the relationship of a company's underlying earning power and dividend payout to the market price of its stock. The Fund's holdings are usually characterized by relatively low price-earnings ratios and above average yields, in each case as compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

     The investment objective of Windsor Fund is to provide growth of capital and income. Its secondary objective is to provide current income. Windsor Fund invests primarily (at least 80% under normal circumstances) in common stocks, which are selected on the basis of fundamental investment value in the same manner as described above for the Fund. Although Windsor Fund invests primarily in common stocks, it may invest in money market instruments, fixed income securities, convertible securities and other equity securities, such as preferred stocks. No more than 35% of Windsor Fund's assets will be committed to short-term fixed income securities for purposes other than taking a temporary defensive position. Windsor Fund may also invest up to 20% of its assets in foreign securities and may engage in foreign currency transactions with respect to such investments.

     Each fund may invest up to 100% of its assets in short-term, investment grade, fixed income securities for temporary defensive purposes. Additionally, each fund may invest in futures contracts or options transactions to the same extent as described on page 20.



Management, Administrative and Distribution Services

     The Fund and Windsor Fund (through Vanguard/Windsor Funds, Inc.) are members of The Vanguard Group of Investment Companies ("The Vanguard Group"), a family of more than 30 mutual funds with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, Vanguard, the member funds of the group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the member funds.

     The officers of each member fund manage its day-to-day operations and are responsible to each fund's Board of Directors. The Directors set broad policies for each fund and choose its officers. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the member funds and also furnishes the funds with necessary office space, furnishings and equipment. Each member fund pays its share of Vanguard's total expenses relating to these services, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each member fund bears its own direct expenses, such as legal, auditing and custodian fees.


     Vanguard provides all distribution and marketing services for the member funds, except for the Fund, because the Fund does not offer additional shares for sale. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Directors and officers of Vanguard determine the amount to be spent on each member fund, and whether to organize new investment companies.

     One-half of the distribution expenses of a marketing and promotional nature is allocated among the member funds (including the Fund) based upon their relative net assets. The remaining one-half of these expenses is allocated among the member funds (except the Fund) based on each fund's share sales for the preceding 24 months relative to the total share sales of all member funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     Windsor Fund does not accept new accounts and existing Windsor Fund shareholders may purchase no more than $25,000 in additional Windsor Fund shares on an annual basis. A shareholder's Windsor Fund shares acquired as a result of the proposed transaction will not be counted towards this limitation. Exchange privileges for Windsor Fund are described in the accompanying Windsor Fund prospectus.


Investment Adviser and Advisory Fees

     Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, has served as investment adviser to the Fund since the Fund's inception in 1985 and to Windsor Fund since Windsor Fund's inception in 1958. Charles T. Freeman, Senior Vice President of WMC, serves as portfolio manager of the Fund and Windsor Fund. Mr. Freeman joined WMC in 1969 and served as assistant portfolio manager of the Fund (since 1985) and Windsor Fund (since 1969) until his appointment as portfolio manager of the Fund and Windsor Fund in January, 1996.

     Pursuant to an investment advisory agreement dated March 3, 1997, WMC manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund. The Fund pays WMC a fee (the "Basic Fee") at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following percentage rates, to the Fund's average month-end net assets for the quarter:


                     Net Assets              Annual Rate
                    ---------------------   -------------
                     First $300 million        0.350%
                     Over $300 million         0.275%



     The Basic Fee, as provided above, may be increased or decreased by an amount equal to 0.10% per annum (0.025% per quarter) of the average month-end net assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter is 12 percentage points or more above or below, respectively, the investment record of the S&P 500 Index for the same period; or by an amount equal to 0.05% per annum (0.0125% per quarter) if the Fund's investment performance for such 36 months is 6 but less than 12 percentage points above or below, respectively, the investment record of the S&P 500 Index.




     During the fiscal year ended December 31, 1996, the Fund paid WMC a base advisory fee of approximately $1,356,000 (0.33% of average net assets), before a decrease of approximately $185,000 (0.05% of average net assets) based on the Fund's investment performance.

     Pursuant to an investment advisory agreement dated August 1, 1996, WMC manages the investment and reinvestment of the assets of Windsor Fund and continuously reviews, supervises and administers Windsor Fund's investment program. Windsor Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Windsor Fund's average month-end net assets for the quarter:


                     Net Assets               Annual Rate
                    ----------------------   -------------
                     First $17.5 billion        0.125%
                     Over $17.5 billion         0.100%


     Beginning with the quarter ending July 31, 1999, the Basic Fee, as provided above, may be adjusted based on the investment performance of Windsor Fund as compared to the investment record of the S&P 500 Index over a rolling 36-month period. Under this incentive/penalty fee arrangement, the Basic Fee may be increased or decreased by as much as 67% of the Basic Fee on the first $17.5 billion of Windsor Fund's average net assets and by as much as 90% of the Basic Fee on the average net assets of Windsor Fund in excess of $17.5 billion. Until July 31, 1999, a "blended" incentive/penalty fee rate will be used for each of the 12 quarters then ending. This blended rate is calculated by applying varying percentages based on (i) the incentive/penalty fee applicable to the August 1, 1996 agreement described above, and (ii) the incentive/penalty fee applicable to a prior agreement, which is substantially identical to the incentive/penalty fee arrangement described for the Fund.


     During the fiscal year ended October 31, 1996, Windsor Fund paid WMC a base advisory fee of approximately $18,816,000 (0.13% of average net assets) before a decrease of approximately $4,417,000 (0.03% of average net assets) based on the Fund's investment performance. This fee was paid under a previous investment advisory agreement providing for a higher Basic Fee rate.



Risk Factors

     Because of the similarities of the investment objectives and policies of the Fund and Windsor Fund, the investment risks associated with an investment in the Fund are generally the same as those of Windsor Fund. See "Comparison of Investment Policies and Risks" on page 18, and the attached Prospectus of Windsor Fund for details.

Purchase Price, Redemption Price, Dividends and Distributions

     Shares of the Fund are not offered or sold to new investors. Currently, shares of Windsor Fund are not being offered or sold to new investors, except for certain qualified retirement plans. Current shareholders of Windsor Fund (including shareholders of the Fund following consummation of the Transaction) may make additional investments, but the aggregate amount of such investments made during any calendar year may not exceed $25,000. Regular annual purchases by existing Windsor Fund retirement accounts are also accepted, but the total of such purchases may not exceed $25,000. Subsequent investments by current shareholders may be made only by mail ($100 minimum), wire ($1,000 minimum) or exchanges from other Vanguard fund accounts. The purchase price for shares of Windsor Fund is the net asset value per share following receipt of the purchase request.

     Shares of both the Fund and Windsor Fund may be redeemed at their respective net asset value per share next determined after Vanguard receives all required documents in good order. Shares of both the Fund and Windsor Fund may be exchanged for shares of other Vanguard member funds subject to certain limitations, as set forth in the Prospectus of the respective fund.

     The Fund and Windsor Fund each have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. If the Transaction is approved by shareholders of the Fund, the Fund will pay a final distribution consisting of all accumulated net investment income and realized capital gains a few days before the Closing Date. If the Transaction is not approved by shareholders of the Fund, the Fund will distribute all its net investment income and realized capital gains on an annual basis.

     Each June and December, Windsor Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed by Windsor Fund in December of each year. Distributions of income dividends and capital gains will be automatically invested in additional shares of Windsor Fund, unless the shareholder elects to receive these distributions in cash.

                             FINANCIAL HIGHLIGHTS

Gemini II

     The following financial highlights table shows the results for a share outstanding for each of the last ten years ended December 31, 1996. The financial highlights, insofar as they relate to each of the five years ended December 31, 1996, were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the unqualified audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in this Combined Proxy Statement/Prospectus and the Statement of Additional Information relating thereto, and contains a more complete discussion of the Fund's performance. The Financial Highlights for Windsor Fund are included in the accompanying Windsor Fund prospectus.




       For a Share                            Year Ended December 31,
 Outstanding Throughout     ------------------------------------------------------
        Each Year              1996          1995          1994          1993
----------------------------------------------------------------------------------
Income Shares
 Net Asset Value,
  Beginning of Year  ......   $ 9.33        $ 9.34        $ 9.33        $ 9.33
-------------------------------------------------------------------------------
 Net Investment Income ....     1.94          1.79          1.74          1.66
 Distributions from Net
  Investment Income  ......    (1.93)        (1.80)        (1.73)        (1.66)
-------------------------------------------------------------------------------
 Net Asset Value, End of
  Year   ..................   $ 9.34        $ 9.33        $ 9.34        $ 9.33
===============================================================================
Capital Shares
 Net Asset Value,
  Beginning of Year  ......   $26.35        $19.03        $22.10        $18.71
-------------------------------------------------------------------------------
 Realized Net Gain on
  Investments  ............     3.27          4.01          1.73          2.69
 Distributions from
  Realized Capital
  Gains  ..................     (.24)         (.11)           --            --
 Provision for Taxes on
  Capital Gains
  Retained  ...............    (1.06)        (1.37)         (.61)         (.94)
 Unrealized Appreciation
  (Depreciation)  .........      .43          4.79         (4.19)         1.64
-------------------------------------------------------------------------------
 Net Asset Value, End of
  Year   ..................   $28.75        $26.35        $19.03        $22.10
===============================================================================



        For a Share                                    Year Ended December 31,
  Outstanding Throughout    -----------------------------------------------------------------------------
         Each Year             1992         1991       1990         1989         1988         1987
---------------------------------------------------------------------------------------------------------
Income Shares
Net Asset Value,
  Beginning of Year  ......   $ 9.34       $ 9.34     $ 9.37       $ 9.38       $ 9.39       $ 9.73
----------------------------------------------------------------------------------------------------
 Net Investment Income ....     1.66         1.65       1.63         1.58         1.41         1.38
 Distributions from Net
  Investment Income  ......    (1.67)       (1.65)     (1.66)       (1.59)       (1.42)       (1.72)
----------------------------------------------------------------------------------------------------
 Net Asset Value, End of
  Year   ..................   $ 9.33       $ 9.34     $ 9.34       $ 9.37       $ 9.38       $ 9.39
====================================================================================================
Capital Shares
 Net Asset Value,
  Beginning of Year  ......   $16.28       $11.51     $17.44       $16.56       $12.98       $13.87
----------------------------------------------------------------------------------------------------
 Realized Net Gain on
  Investments  ............     1.17         1.77        .38         1.14         1.09         3.14
 Distributions from
  Realized Capital
  Gains  ..................     (.08)        (.22)      (.11)        (.19)        (.22)        (.04)
 Provision for Taxes on
  Capital Gains
  Retained  ...............     (.37)        (.53)      (.09)        (.33)        (.29)       (1.07)
 Unrealized Appreciation
  (Depreciation)  .........     1.71         3.75      (6.11)         .26         3.00        (2.92)
----------------------------------------------------------------------------------------------------
 Net Asset Value, End of
  Year   ..................   $18.71       $16.28     $11.51       $17.44       $16.56       $12.98
====================================================================================================

                          REASONS FOR THE TRANSACTION

     The Fund was founded in 1985 as a closed-end investment company, with two classes of capital stock outstanding (referred to as Income Shares and Capital Shares, respectively). As required by the charter of the Fund, all of the issued and outstanding Income Shares were redeemed by the Fund on January 31, 1997. Following approval by the shareholders of the Capital Shares on February 19, 1997, the Fund was converted to an open-end investment company on March 3, 1997, with one class of common stock outstanding. As an open-end investment company, shareholders of the Fund may redeem their shares at any time at the Fund's net asset value per share next determined after receipt by the Fund of a proper request for redemption.


     The Fund has not offered or sold additional shares since its conversion to an open-end investment company, and thus it has had no cash inflow from new share purchases by investors. Over this period the assets of the Fund have declined from approximately $337 million to approximately $250 million. It is expected that the assets of the Fund will continue to decline because there is no cash inflow to offset share redemptions. The Fund's Board of Directors does not believe that it is in the best interests of the Fund and its shareholders to continue its operations under these circumstances. As the Fund's assets decline, it is likely that the Fund's expense ratio will increase, since certain of the Fund's costs are relatively fixed. Accordingly, the Board of Directors of the Fund has unanimously approved a proposal to transfer substantially all of the assets of the Fund to Windsor Fund in exchange for shares of Windsor Fund and to liquidate and dissolve the Fund. The members of the Board of Directors of the Fund also serve as Directors of Vanguard/Windsor Funds, Inc.


     In considering its decision, the Fund's Board of Directors reviewed the potential benefits to be gained by shareholders of the Fund as well as any additional costs to be borne by it. In determining whether to recommend approval of the Transaction to shareholders, the Board of Directors considered, among other factors: the original purpose of the Fund; the expense ratios of the Fund and Windsor Fund, as well as similar funds; the comparative investment performance of the Fund and Windsor Fund with the performance of similar funds; the compatibility of the investment objectives, policies and restrictions of the Fund and Windsor Fund; the tax consequences of the Transaction; and the experience of the WMC investment management team responsible for managing the assets of the Fund and Windsor Fund. The principal factors upon which this decision was based were the following:


     1. The Fund was organized as a Maryland corporation on December 6, 1984 for the specific purpose of operating as a "dual-purpose" closed-end investment company, with two classes of stock outstanding. Equal numbers of each class of shares were authorized and issued. The holders of the Income Shares were entitled to all investment income, and the holders of the Capital Shares were entitled to all realized capital gains. The "dual-purpose" structure of the Fund had a limited life with the Fund's charter requiring that all the Fund's Income Shares be redeemed on January 31, 1997. Following the redemption of the Income Shares, there were no compelling reasons to continue the Fund as an open-end investment company.

     2. The investment objectives and policies of the Fund and Windsor Fund are similar. Each fund seeks long-term growth of capital and income and, as a secondary objective, current income, by investing primarily in common stocks. The funds are managed by the same WMC investment advisory team using the same investment techniques and applying the same investment philosophies. The securities held by the Fund and Windsor Fund have similar investment characteristics. In fact, on February 28, 1997, 25 of the 35 securities issuers represented in the Fund's portfolio were also held by Windsor Fund.


     3. Although future results cannot be predicted, the investment performance of the Fund has generally paralleled that of Windsor Fund over the Fund's history. Since 1987 the Fund has outperformed Windsor Fund. However, both funds have demonstrated records of performance that have, with reasonable consistency, surpassed that of other mutual funds with similar investment objectives and policies. See "Performance Summary."


     4. As shareholders of a substantially larger fund, the Fund's shareholders will obtain the benefits of a potentially lower expense ratio because the fixed and variable costs of fund operations are spread over a larger asset base.

     5. No dilution will result to the shareholders of the Fund or Windsor Fund from the Transaction.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action with respect to the Fund, including dissolution and liquidation.

                              PERFORMANCE SUMMARY

     The following table shows the investment results of the Fund and Windsor Fund as compared to changes in the S&P 500 Index (an unmanaged market indicator of the 500 common stocks included in the Index, weighted by market value). This comparison is designed to provide a historical basis for evaluation of the proposed Reorganization by covering the relative investment performance of the Fund, Windsor Fund and the S&P 500 Index over the last ten years. The results shown represent "total return" investment performance which assumes the reinvestment of all capital gains and income dividends for the indicated periods. The investment performance should be considered in light of each fund's investment objectives and policies, the characteristics and quality of each fund's investments, and the period selected. Please note that future investment results cannot be predicted; past performance is not necessarily indicative of future results.

                                    Percentage Returns
                         -----------------------------------------
   Calendar Year         The Fund      Windsor Fund      S&P 500
----------------------   -----------   ---------------   ---------
        1987                   6.4%            1.2%           5.2%
        1988                  24.9            28.7           16.6
        1989                  11.5            15.0           31.7
        1990                 -15.5           -15.5           -3.1
        1991                  34.9            28.6           30.5
        1992                  18.1            16.5            7.6
        1993                  21.6            19.4           10.1
        1994                  -2.5            -0.1            1.3
        1995                  38.2            30.1           37.6
        1996                  16.2            26.4           23.0
                           -------         -------        -------
     Cumulative              279.5%          271.7%         314.9%
 Average Annual Rate          14.3%           14.0%          15.3%



                       INFORMATION ABOUT THE TRANSACTION

     The following summary of the Agreement and Plan does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached hereto as Exhibit A.

Method of Carrying Out Reorganization


     If the shareholders of the Fund approve the Agreement and Plan, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Closing Date") will be on June 19, 1997, or such other date as is agreed to by the Fund and Vanguard/Windsor Funds, Inc., provided that the Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before December 31, 1997.

     On the Closing Date, the Fund will transfer substantially all of its net assets to Windsor Fund in exchange for shares of Windsor Fund having an aggregate asset value equal to the aggregate value of net assets so transferred as of 4:00 PM Eastern Time on the Closing Date. The stock transfer books of the Fund will be permanently closed as of 4:00 PM Eastern Time on the Closing Date and only requests for redemption of shares of the Fund received in proper form prior to 4:00 PM Eastern Time on the Closing Date will be accepted by the Fund. Redemption requests relating to the Fund received by the Fund thereafter shall be deemed to be redemption requests for shares of Windsor Fund to be distributed to the former shareholders of the Fund.

     The Fund will distribute as of the Closing Date such shares of Windsor Fund pro rata to its shareholders of record on the Record Date. The total number of shares to be distributed shall be determined by dividing the aggregate net assets of the Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of Windsor Fund and using market quotations determined by Vanguard) by the net asset value per share of the shares of Windsor Fund as of 4:00 PM Eastern Time on the Closing Date.

     Since the relative asset values of the Fund and Windsor Fund have not yet been ascertained for the purposes of the Closing, it is not possible to determine the exact exchange ratio until the Closing Date. Fluctuations and relative performances of the Fund and Windsor Fund, among other matters, will affect this ratio. As of the close of business on February 28, 1997, each share of the Fund would have been valued at $30.84 and each share of Windsor Fund would have been valued at $17.70 for purposes of computing the exchange ratio. Using this value, a total of approximately 19,030,056 shares of Windsor Fund would have been issuable to the Fund pursuant to the Agreement and Plan, representing an exchange ratio of 1.7424 shares of Windsor Fund for each share of the Fund then outstanding.


     To the extent permitted by law, the Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Fund by mutual consent of the parties to the Agreement.


     In the event that the shareholders of the Fund do not approve the Agreement and Plan, the net assets of the Fund will not be transferred to Windsor Fund on the Closing Date and the obligations of the Fund under the Plan shall not be effective.


Conditions Precedent to Closing

     The obligation of the Fund to transfer its assets to Windsor Fund pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by the Fund, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from the Fund, the receipt of an opinion of counsel to the Fund, and requisite approval of the Agreement and Plan by the shareholders of the Fund, as described above. The obligations of Windsor Fund to consummate the Transaction are subject to the satisfaction of certain conditions precedent, including the performance by Windsor Fund of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents and financial statements from Windsor Fund, and the receipt of an opinion of counsel to Windsor Fund.

Expenses of the Reorganization


     The Fund and Windsor Fund will each bear such expenses of entering into and carrying out the provisions of the Agreement and Plan as will be separately incurred by it. The expenses of Windsor Fund will include legal and accounting fees estimated at $14,000. The Fund's expenses will include: the costs of the special meeting; proxy costs (including the costs of solicitation, printing and mailing of this Combined Proxy Statement/Prospectus); the expenses of its proposed liquidation after dissolution; and legal and accounting fees. It is estimated that these expenses will not exceed $19,000. Any costs incurred following the Closing will be borne by Windsor Fund. Such costs are not expected to be material.

Tax Considerations

     The Fund has received a private letter ruling from the Internal Revenue Service to the effect that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Reorganization by each of the funds, or the shareholders of the Fund or Windsor Fund.

     A shareholder's basis in the Windsor Fund shares received in the Reorganization will equal the basis of the shareholder's fund shares surrendered in the exchange.


     Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     Windsor Fund shareholders will receive capital gains distributions, if any, on an annual basis.


Litigation


     Neither the Fund nor Windsor Fund is involved in any litigation.


Description of Shares of Windsor Fund


     Immediately following the Closing Date, the Fund will dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of Windsor Fund received by the Fund. Such liquidation and distribution will be accomplished by the establishment of open accounts on the share records of Windsor Fund in the names of such Fund shareholders and representing the respective pro rata number of shares of Windsor Fund due such shareholders. Fractional shares of Windsor Fund will be carried to the third decimal place. As of the Closing Date all certificates representing shares of the Fund shall be cancelled. Windsor Fund will issue certificates to shareholders of the Fund only upon written request. However, no fractional share certificates of Windsor Fund will be issued.


     There are no material differences between the rights of Fund shareholders and the rights of Windsor Fund shareholders. Vanguard/Windsor Funds, Inc. and the Fund are each Maryland corporations. Shares of both funds are fully paid and nonassessable. Holders thereof have noncumulative voting rights and equal rights with respect to dividends, assets and liquidations, but no preemptive rights. Shareholders of the Fund will not be entitled to any "dissenters rights" under Maryland law since the Reorganization is between two open-end investment companies registered under the Investment Company Act of 1940 (the "1940 Act").

     However, shareholders of the Fund who find that the proposed Reorganization does not meet their particular investment needs and objectives, may consider two additional options: (1) exchanging their holdings without sales commissions into another mutual fund in The Vanguard Group currently offering its shares to new investors which is better suited to their goals; or (2) redeeming shares of the Fund for cash. These options are available to a Fund shareholder both before and, as a Windsor Fund shareholder, after the Reorganization. Exchanges and redemptions are both taxable events so either action will result in the realization of a capital gain or capital loss to the shareholder, depending upon the original cost basis of the shareholder's investment.

     Windsor Fund intends to comply with the provisions of the Maryland General Corporation Law which eliminate the necessity of holding an annual meeting for all corporations registered under the 1940 Act in any year in which the election of Directors is not required to be acted upon by shareholders under the 1940 Act.

     Vanguard/Windsor Funds, Inc. is a multi-series investment company that currently issues shares representing interests in two series, and shareholders of each series currently vote in the aggregate with the shareholders of the other series on certain matters (for example, the election of directors and ratification of independent accountants). The Fund presently issues only one class of shares and, therefore, its shareholders do not vote in the aggregate with any other shareholder class.

                                CAPITALIZATION

     The following table shows the capitalization of the Fund and Windsor Fund as of February 28, 1997, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value.

                                The Fund         Windsor Fund        Pro Forma Combined
                              ---------------   ------------------   --------------------
Net Assets  ...............     $336,832,000      $18,115,245,000       $18,452,077,000
Net Asset Value Per Share       $      30.84      $         17.70       $         17.70
Shares Outstanding   ......       10,920,550        1,023,832,038         1,042,862,094

                  COMPARISON OF INVESTMENT POLICIES AND RISKS


     In seeking to achieve their respective investment objectives, the Fund and Windsor Fund are guided by substantially similar policies and restrictions that should be considered by the shareholders of the Fund. These policies and restrictions are summarized below. The investment objectives, investment policies, investment restrictions and risk factors relating to Windsor Fund are set forth in more detail in the Windsor Fund Prospectus attached to this Combined Proxy Statement/Prospectus.


Investment Policies and Risk Factors

     The Fund and Windsor Fund each seek to provide long-term growth of capital and as a secondary objective, some dividend income, by investing primarily in large- and mid-capitalization common stocks that offer prospects for capital growth and dividend income. As with any investment in common stocks, investors in the Fund or Windsor Fund could lose money.

     In this respect, the Fund and Windsor Fund are subject to the following risk factors:

     1. Market Risk. This refers to the possibility that stock prices overall will decline over short or even extended periods of time.

     2. Objective Risk. This refers to the possibility that returns from the type of stocks that the fund invests in will trail returns from the overall stock market.


     3. Security Selection and Manager Risk. This refers to the possibility that the fund's investment adviser may do a poor job of selecting stocks. In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. The Fund and Windsor Fund are both diversified investment companies in that neither will, with respect to 75% of its assets, purchase more than 10% of the outstanding securities of any issuer or invest more than 5% of the value of its net assets in the securities of any one issuer. One measurement of a fund's level of diversification is the percentage of total net assets of the fund represented by its 10 largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its 10 largest holdings. In this respect, Windsor Fund may be considered to be less diversified than the average equity mutual fund because on February 28, 1997, Windsor Fund's top ten holdings represented about 35% of Windsor Fund's total net assets. On the same date, the Fund's top ten holdings represented 54% of its total net assets.

     4. Foreign Securities. The Fund and Windsor Fund each have the flexibility to invest in foreign securities. On December 31, 1996 (the end of the Fund's fiscal year), the Fund had about 4.9% of its total net assets invested in foreign securities. On October 31, 1996 (the end of Windsor Fund's fiscal year), Windsor Fund had about 6.7% of its total net assets invested in foreign securities. Although the Fund has never had a written policy concerning investment in foreign securities, it has adhered to a general guideline that it would not invest more than 10% of its total net assets in foreign securities. Windsor Fund has a written policy allowing it to invest up to 20% of its assets in foreign securities.


     By investing in foreign securities, a fund is subject to "country risk," and "currency risk." "Country risk" is the possibility that political events (such as war) financial problems (such as government default) or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. "Currency risk" is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, an American's investment in that country loses value because that country's currency is worth fewer U.S. dollars. On the other hand, a "weaker" dollar generally leads to higher returns for Americans holding foreign investments.

     Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.

     5. Stock Futures and Options Contracts. Windsor Fund and the Fund reserve the right to invest, to a limited extent, in stock futures and options contracts. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. Windsor Fund does not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, Windsor Fund keeps separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract.

The reasons for which Windsor Fund will invest in futures and options are:

    o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

    o To make it easier to trade.

    o To reduce costs by buying futures instead of actual stocks when futures are cheaper.


     Only a limited percentage of Windsor Fund's assets -- 5% -- may be applied to futures contract deposits, and no more than 20% of Windsor Fund's assets may be invested in futures and options. The Fund has an identical policy with respect to futures contracts and options, although it has never utilized such instruments.


     6. Lending of Securities. The Fund and Windsor Fund each may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by each fund must be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral must equal at least 100% of the current market value of the loaned securities.

     7. Investment Restrictions. The fundamental investment restrictions of the Fund and Windsor Fund are substantially similar and are designed to reduce exposure to certain situations. These investment restrictions may not be changed without shareholder approval. Some of these limitations are that each fund will not:

         (a) invest more than 25% of its assets in any one industry;

         (b) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if, as a result, the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

         (c) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

         (d) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;


         (e) borrow money, except from banks for temporary or emergency purposes (not leveraging) and then only in an amount not in excess of 10% of the value of its net assets, at the time the borrowing is made; and

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     The Fund and Windsor Fund are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Northeast Regional Office located at 7 World Trade Center, Suite 1300, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Informational Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                 VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting of Shareholders and Proxy Statement are not received by the scheduled time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will be voted in the best interests of management and all shareholders in proposing adjournment or in voting on an adjournment proposed by a shareholder. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


     On April 25, 1997 the following held of record more than 5% of the outstanding shares of the Fund:



 Merrill Lynch                         1,041,046.000
 4800 Deer Lake Drive E
 Jacksonville, FL

 National Financial Services Corp.       958,622.941
 Church Street Station
 New York, NY

 Charles Schwab & Co.                    865,275.225
 101 Montgomery Street
 San Francisco, CA

 Hare & Co.                              464,188.000
 67 Broad Street
 New York, NY



  As of the record date, all of the respective Directors and officers of the Fund, as a group, owned less than 1% of the outstanding voting securities of the Fund and Windsor Fund, respectively.



                                  By Order of the Board of Directors


                                  /s/ Raymond J. Klapinsky, Secretary
                                  -----------------------------------
                                  Raymond J. Klapinsky, Secretary

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, made as of this 3rd day of March, 1997, by and between Gemini II, Inc. (hereinafter called "Gemini II"), a Maryland corporation, with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania and Vanguard/Windsor Funds, Inc., a Maryland corporation with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania.

                            PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Windsor Fund series of the Vanguard/Windsor Funds, Inc. (hereinafter called "Windsor Fund") of substantially all of the property, assets and goodwill of Gemini II in exchange solely for shares of common stock, $.01 par value per share, of Windsor Fund,
(ii) the distribution of such shares of Windsor Fund common stock to the stockholders of Gemini II according to their respective interests, and (iii) the dissolution of Gemini II as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Agreement hereinafter set forth.

                                   AGREEMENT

     In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Gemini II

     a. Gemini II agrees that it will convey, transfer and deliver to Windsor Fund at the Closing all of its then existing assets free and clear of all liens, encumbrances and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of Gemini II as liability reserves, (2) to discharge its unpaid liabilities on its books at the Closing Date, including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against Gemini II, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of Gemini II (hereinafter "Net Assets"). Gemini II shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date. Any unspent portion of such funds retained shall be delivered to Windsor Fund upon dissolution of Gemini II.

     b. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of Gemini II herein contained, and in consideration of such sale, conveyance, transfer and delivery, Vanguard/Windsor Funds, Inc. agrees at the Closing to deliver the number of shares of common stock of Windsor Fund ($.01 par value) determined as set forth in Section 2 hereof.


     c. Immediately following the Closing Date, Gemini II will liquidate and distribute pro rata to its stockholders of record as of the close of business on the Closing Date the shares of Windsor Fund common stock received by Gemini II pursuant to this Section 1. Such liquidation and distribution will be accompanied by the establishment of open accounts on the stock records of Vanguard/Windsor Funds, Inc. in the names of such Gemini II stockholders and representing the respective pro rata number of Windsor Fund shares due such stockholders. Fractional shares of common stock of Windsor Fund will be carried to the third decimal place. At the time of merger, all outstanding certificated shares of the Fund will be deemed canceled. Holders in possession of certificated shares of the Fund will not be required to surrender their certificates to complete the acquisition by Windsor Fund. After the acquisition, holders may request a certificate representing the number of whole shares of Windsor Fund they own. Certificates for fractional shares of Windsor Fund will not be issued, however, but shall continue to be carried for the open account of such shareholder.


     d. As promptly as practicable after the liquidation of Gemini II as aforesaid, Gemini II shall be dissolved pursuant to the provisions of the General Laws of the State of Maryland and its legal existence shall be terminated as provided therein.

2. Exchange Ratio

     a. The value of Gemini II's Net Assets to be acquired by Vanguard/Windsor Funds, Inc. shall be the net asset value computed as of the close of business (close of the New York Stock Exchange) on the Closing Date, using the valuation procedures set forth in the registration statement relating to Windsor Fund under the Securities Act of 1933.


     b. The total Net Assets of Gemini II as determined in (a) shall then be divided by the number of shares of its outstanding common stock, excluding treasury shares, to determine Gemini II's net asset value per share as of the close of business on the Closing Date.


     c. The net asset value of a share of common stock of Windsor Fund shall be determined to the nearest full cent as of the close of business on the Closing Date, using the valuation as set forth in the registration statement relating to Windsor Fund under the Securities Act of 1933.

     d. The net asset value per share for Gemini II as determined in (b) shall then be divided by the Windsor Fund net asset value per share as determined in
(c) to determine the exchange ratio. See Appendix A to this Agreement for an example of how to determine the exchange ratio.

3. Closing and Closing Date


     The Closing shall be June 19, 1997, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Vanguard/Windsor Funds, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355 at 4:30 PM, E.D.T. Gemini II shall have provided for delivery at the Closing of its assets to State Street Bank and Trust Company, Boston, Massachusetts, as Custodian for Windsor Fund. Gemini II shall deliver at the Closing a list of names and addresses of the stockholders of Gemini II and the number of shares owned by each such stockholder, indicating thereon which such shares are represented by outstanding certificates and which by open accounts, all as of the close of business on the Closing Date, certified by its Transfer Agent. Windsor Fund shall issue and deliver a certificate or certificates evidencing the shares of Windsor Fund's common stock to be delivered at the Closing to said Transfer Agent registered in such manner as Gemini II may request, or provide evidence satisfactory to Gemini II that such shares of Windsor Fund common stock have been registered in an open account on the books of Windsor Fund in such manner as Gemini II may request. Simultaneous with the Closing, the parties shall cause the filing of Articles of Transfer with respect to the sale and transfer of assets contemplated hereunder with the Department of Assessments and Taxation of the State of Maryland.


4. Representations and Warranties by Gemini II

     Gemini II represents and warrants that:

     a. Gemini II is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all corporate power and authority to conduct its business as such business is now being conducted.


     b. Gemini II has duly authorized capital consisting of 15,000,000 shares of common stock ($1.00 par value) of which approximately 10,920,550 shares were issued and outstanding on the date hereof. All of its presently outstanding shares are validly issued, fully paid and non-assessable by it.


     c. Gemini II is duly registered as a diversified, open-end management investment company under the Investment Company Act of 1940.


     d. There will be mailed to each stockholder of record of Gemini II entitled to vote at the meeting of stockholders, at which action on this Agreement is to be considered, a Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of the Federal securities laws and the rules and regulations thereunder.

     The financial statements appearing in the Gemini II annual report for the year ended December 31, 1996, audited by Price Waterhouse LLP, a copy of which has been delivered to Windsor Fund, and similar unaudited financial statements and other financial data for the quarter ended nearest to the Closing Date will be delivered to Windsor Fund by the principal financial officer of Gemini II prior to Closing, fairly present the financial position of Gemini II as of the respective dates indicated and the results of its operations and changes in net assets for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

5. Representations and Warranties by Vanguard/Windsor Funds, Inc.

     Vanguard/Windsor Funds, Inc. represents and warrants that:

     a. Vanguard/Windsor Funds, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all corporate power and authority to conduct its business as such business is presently being conducted.


     b. Vanguard/Windsor Funds, Inc. has duly authorized capital consisting of 2,200,000,000 shares of common stock ($.01 par value). The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. On the date of this Agreement, Vanguard/Windsor Funds, Inc. had issued an outstanding approximately 1,023,832,037 shares of common stock of the Windsor Fund series and approximately 687,721,226 shares of common stock of its Vanguard/Windsor II series. All of its presently outstanding shares are validly issued, fully paid and non-assessable by it.


     c. Vanguard/Windsor Funds, Inc. is duly registered as a diversified, open-end management investment company under the Investment Company Act of 1940.



     d. Vanguard/Windsor Funds, Inc. will file with the United States Securities and Exchange Commission a Registration Statement on Form N-14 under the Securities Act of 1933 relating to the shares of the Windsor Fund common stock issuable hereunder. Appropriate portions of such Registration Statement after effectiveness will be delivered to stockholders of Gemini II as proxy materials in connection with the solicitation of proxies approving the proposed transaction, and other portions will be available upon request by stockholders. The Registration Statement will note, on its facing page, that the securities proposed to be distributed thereunder have previously been registered in accordance with Investment Company Act of 1940 Rule 24f-2. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the provisions of the Securities Act of 1933 and the rules and regulations promulgated thereunder, and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Gemini II stockholders' meeting and at the Closing Dates, the prospectus included therein, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     e. The common stock of Windsor Fund is duly qualified for offering to the public in all states of the United States, and there are a sufficient number or value of shares of such stock so qualified and a sufficient number of shares registered under the Securities Act of 1933 pursuant to Investment Company Act of 1940 Rule 24f-2 to permit the transfers contemplated by this Agreement to be consummated.

     f. The financial statements appearing in the Statement of Additional Information relating to Windsor Fund dated February 28, 1997 for the year ended October 31, 1996, audited by Price Waterhouse LLP, copies of which have been delivered to Gemini II, and similar unaudited financial statements and other financial data for the most recent quarter ending closest to the Closing Date will be delivered to Gemini II prior to the Closing by the principal financial officer of Vanguard/Windsor Funds, Inc., fairly present the financial position of Windsor Fund, as of the respective dates indicated and the results of its operations and changes in its net assets for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

6. Representations and Warranties by Gemini II and Vanguard/Windsor Funds, Inc.

     Gemini II and Vanguard/Windsor Funds, Inc. each represents and warrants to the other that:

     a. The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of Windsor Fund common stock to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of Gemini II and its net assets in the case of Windsor Fund, and outstanding shares of common stock as of such date in conformity with generally accepted accounting principles applied on a consistent basis.


     b. On the Closing Date it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above free and clear of all liens or encumbrances of any nature whatsoever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.


     c. There is no material suit, action or legal or administrative proceeding pending or threatened against it, other than as disclosed in the Combined Proxy Statement/Prospectus prepared in connection with the meeting at which action on this Agreement will be taken.


     d. By the Closing Date, all of its Federal and other tax returns and reports required by law to be filed shall have been filed, and all Federal and other taxes shown due on said returns shall have been paid.

     e. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of each Corporation and this Agreement constitutes the valid and binding obligation of each corporation enforceable in accordance with its terms.



     f. It anticipates that consummation of this Agreement will not cause it to fail to conform to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income taxation as a regulated investment company at the end of its fiscal year.

7. Covenants of Gemini II and Vanguard/Windsor Funds, Inc.

     a. Gemini II and Vanguard/Windsor Funds, Inc. each covenant to operate their business in the ordinary course between the date hereof and the Closing Date.

     b. Gemini II undertakes that it will not acquire the shares of Windsor Fund for the purpose of making any distribution thereof other than to its own stockholders.

     c. Gemini II undertakes that it will at its own expense prepare and file with the Securities and Exchange Commission a Report on Form N-SAR pursuant to the requirements of the Investment Company Act of 1940 for the period January 1, 1997 through the Closing Date.

     d. Gemini II undertakes that if this Agreement is consummated it will at its own expense file an application pursuant to Section 8(f) of the Investment Company Act of 1940 for an order declaring that it has ceased to be an investment company.

8. Conditions Precedent to be Fulfilled by Gemini II and Vanguard/Windsor Funds, Inc.

     The obligations of each of the corporations to effectuate the Plan of Reorganization hereunder shall be subject to the following conditions:

     a. The representations and warranties of each Corporation contained herein shall be true and correct as of and at the Closing Date with the same effect as though made at such date; each Corporation shall have performed all obligations required by this Agreement to be performed by it prior to the Closing Date; and each Corporation shall have delivered to it a certificate dated the Closing Date signed by its Chairman of the Board or President and by its Secretary or Treasurer to the foregoing effect.

     b. Each Corporation shall have delivered a certified copy of the resolution approving this Agreement adopted by at least a majority vote of its directors, including a majority of its directors who are not "interested persons" as defined in the Investment Company Act of 1940.

     c. The Securities and Exchange Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the reorganization under Section 25(c) of the Investment Company Act of 1940.

     d. The holders of at least a majority of the outstanding shares of common stock of Gemini II shall have voted in favor of the adoption of this Agreement and the reorganization contemplated hereby at an annual or special meeting.

     e. That Gemini II shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

     f. There shall have been received a private letter ruling issued by the Internal Revenue Service to the effect that:

     Provided the acquisition is carried out in accordance with the applicable laws of Maryland, the acquisition by Vanguard/Windsor Funds, Inc. of substantially all the assets of Gemini II in exchange for shares of Windsor Fund will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code. Vanguard/Windsor Funds, Inc. and Gemini II will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code.


     No gain or loss will be recognized to Gemini II upon the transfer of substantially all of its assets to Vanguard/Windsor Funds, Inc. in exchange for Windsor Fund voting shares (Section 361(a) of the Code).


     No gain or loss will be recognized to Vanguard/Windsor Funds, Inc. upon the receipt of all of the assets of Gemini II in exchange for Windsor Fund voting stock, as described above (Section 1032(a) of the Code).

     The basis of the assets of Gemini II received by Windsor Fund will be the same as the basis of such assets in the hands of Gemini II immediately prior to the exchange (Section 362(b) of the Code).

     The holding period of the assets of Gemini II received by Windsor Fund will include the period during which such assets were held by Gemini II (Section 1223(2) of the Code).

     No gain or loss will be recognized to the shareholders of Gemini II upon the exchange of their shares of stock in Gemini II for Windsor Fund voting shares (Section 354(a)(1) of the Code).

     The basis of the shares of Windsor Fund stock received by the Gemini II shareholders (including fractional shares to which they may be entitled) will be the same as the basis of the shares of Gemini II surrendered in exchange therefore (Section 358(a)(1) of the Code).

     The holding period of Windsor Fund stock received by Gemini II shareholders (including fractional shares to which they may be entitled) will include the holding period of the Gemini II stock surrendered in exchange therefore, provided that the stock of Gemini II was held as a capital asset on the date of the exchange (Section 1223(l) of the Code).

     Windsor Fund will succeed to and take into account items of Gemini II described in Section 381(c) of the Code, including the earnings and profits of the Fund as of the date of the transaction pursuant to Section 381(a) of the Code and Treasury Regulations Section 1.381-1(a). Any deficit in earnings and profits of Gemini II will be used only to offset earnings and profits accumulated after the effective date of the proposed transaction. Windsor Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

     Each of the Corporations shall have also received an opinion in form and substance satisfactory to it from Stradley, Ronon, Stevens & Young, LLP to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights (as to all matters relating to Maryland law, Messrs. Stradley, Ronon, Stevens & Young shall be entitled to rely on the opinion of Messrs. Venable, Baetjer and Howard, Baltimore, Maryland);

     The corporate existence, good standing and authorized capital stock of each of the Corporations are as stated or referred to in this Agreement;

     The shares of common stock of Windsor Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and non-assessable by Vanguard/Windsor Funds, Inc.

     Such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against either of the Corporations which would adversely affect either of them other than as disclosed in the Combined Proxy Statement/Prospectus prepared in connection with the meeting at which action on this Agreement will be taken; and

     This Agreement has been duly authorized, executed and delivered by each Corporation and constitutes a legal, valid and binding agreement of each Corporation in accordance with its terms.


     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of each Corporation with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Corporations.


9. Brokerage Fees and Expenses

     Gemini II and Vanguard/Windsor Funds, Inc. each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions provided for herein.

     Gemini II and Vanguard/Windsor Funds, Inc. shall each bear such expenses of entering into and carrying out the provisions of this Agreement as have been separately incurred by it. Neither Corporation shall pay any expenses, if any, of its stockholders arising out of the reorganization.

10. Termination; Waiver; Order

     a. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the reorganization abandoned at any time (whether before or after adoption hereof by the stockholders of Gemini II) prior to the Closing Date:

         (1) by mutual consent of the Corporations;

         (2) by either of the Corporations if any condition set forth in Section 8 hereof has not been fulfilled or waived by it; or

     b. If an election by a Corporation to terminate this Agreement and abandon the reorganization shall be exercised by its Board of Directors.


     c. In the event of termination of this Agreement pursuant to the provisions hereof the same shall become void and have no further effect, without any liability on the part of either of the Corporations or persons who are its directors, officers or stockholders in respect of this Agreement, provided that this provision shall not protect any director or officer of either of the Corporations against any liability to such Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     d. At any time prior to the filing of the Articles of Transfer with the State of Maryland any of the terms or conditions of this Agreement may be waived by the Corporation entitled to the benefit thereof by action taken by its Board of Directors, or its Chairman of the Board, if, in the judgment of the Board of Directors or Chairman of the Board taking such action, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Corporation on behalf of which such action is taken.

     e. The respective representations and warranties of the Corporations contained in Sections 4-7 hereof shall expire with, and be terminated by, the reorganization contemplated by this Agreement, and neither the respective Corporations nor any of their directors shall be under any liability with respect to any such representations or warranties after the Closing Date. This provision shall not protect any director or officer of a Corporation against any liability to such Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     f. If any order or orders of the Securities and Exchange Commission with respect to this Agreement shall impose any terms or conditions which are accept-able to both Gemini II and Vanguard/Windsor Funds, Inc., such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Gemini II, unless such terms and conditions shall result in a change in the method of computing the number of shares of Windsor Fund to be issued to Gemini II, in which event, unless such terms and conditions shall have been included in the Combined Proxy Statement/Prospectus solicitation material furnished to the stockholders of Gemini II prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless Gemini II shall promptly call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.


     g. If the transactions contemplated by this Agreement have not been consummated by December 31, 1997, this Agreement shall automatically terminate on that date, unless a later date is agreed upon by both Corporations.

11. Entire Agreement and Amendments

     This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

13. Notices


     Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Gemini II or Vanguard/Windsor Funds, Inc., as the case may be, at 100 Vanguard Boulevard (P.O. Box 2600), Valley Forge, Pennsylvania 19482.

     IN WITNESS WHEREOF, each of the Corporations has caused this Agreement and Plan of Reorganization to be executed on its behalf by its President and its corporate seal to be affixed hereto and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.


Attest:                                  GEMINI II, INC.



[GRAPHIC OMITTED][GRAPHIC OMITTED]



    /s/ Raymond J. Klapinsky             By: /s/ John J. Brennan
-------------------------------------    --------------------------------------



Raymond J. Klapinsky, Secretary          John J. Brennan, President

(Corporate Seal)


Attest:                                  VANGUARD/WINDSOR FUNDS, INC.






    /s/ Raymond J. Klapinsky             By: /s/ John J. Brennan
-------------------------------------    --------------------------------------



Raymond J. Klapinsky, Secretary          John J. Brennan, President



(Corporate Seal)

                                                                     APPENDIX A
                           GEMINI II AND WINDSOR FUND
                    PRO FORMA COMPUTATION OF EXCHANGE RATIO
                            As of February 28, 1997



                                         Winsdor Fund        Gemini II         Pro Forma
                                       ------------------  ---------------  -----------------
Net Assets   ........................  $ 18,115,245,000      $336,832,000    $18,452,077,000
                                         ================    =============   ================
Percent of combined assets  .........              98.2%              1.8%               100%
                                         ================    =============   ================
Issued and outstanding shares  ......     1,023,832,038        10,920,550      1,042,862,094
                                         ================    =============   ================
Net asset value per share   .........  $          17.70      $      30.84    $         17.70
                                         ================     =============  ================
Windsor Fund shares to be issued
 for each Gemini II share
 ($30.84 divided by $17.70)..........            1.7424
                                         ================

                                                                      EXHIBIT B

Vanguard/Windsor Fund
Prospectus
February 28, 1997

     This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1996.

Vanguard/Windsor Fund  A Growth and Income Stock Mutual Fund


Contents
Fund Expenses    ...........................                B-5
Financial Highlights   .....................                B-6
A Word About Risk   ........................                B-8
The Fund's Objectives  .....................                B-8
Who Should Invest   ........................                B-8
Investment Strategies  .....................                B-9
Investment Policies    .....................               B-13
Investment Limitations    ..................               B-15
Investment Performance    ..................               B-15
Share Price   ..............................               B-16
Dividends, Capital Gains, and Taxes   ......               B-17
The Fund and Vanguard  .....................               B-18
Investment Adviser  ........................               B-18
General Information    .....................               B-20
Investing with Vanguard   ..................               B-20
Services and Account Features   ............               B-20
Types of Accounts   ........................               B-21
Distribution Options   .....................               B-22
Buying Shares    ...........................               B-22
Redeeming Shares    ........................               B-24
Fund and Account Updates  ..................               B-27
Glossary   .................................   Inside Back Cover

Investment Objectives and Policies

     Vanguard/Windsor Fund (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

     The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's adviser and out of favor with investors. The Fund's secondary objective is to provide some dividend income.


     The Fund is currently closed to new investors. Existing shareholders may purchase additional Fund shares, but may not invest more than $25,000 each year.


     It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.


Fees and Expenses

     Vanguard/Windsor Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

Additional Information About the Fund

     A Statement of Additional Information (dated February 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

Why Reading This Prospectus Is Important

     This prospectus explains the objectives, risks, and strategies of Vanguard/Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile                   Vanguard/Windsor Fund


Who Should Invest (page B-8)


o Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.
o Investors seeking growth of their capital over the long term--at least five years.
o Investors seeking some dividend income.

Who Should Not Invest

o Investors unwilling to accept significant fluctuations in share price.


Risks of the Fund (pages B-8)


     The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the types of stocks that the Fund invests in--attractively priced or "value" stocks--will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 7 for details.


Dividends and Capital Gains (page B-17)


     Dividends are paid in June and December. Capital gains, if any, are paid in December.


Investment Adviser (page B-18)

Wellington Management Company, LLP,
Boston, MA.

Minimum Initial Investment: The Fund is not open to new investors.

Inception Date: October 23, 1958
Net Assets as of 10/31/96: $15.8 billion
Fund's Expense Ratio for the Year Ended 10/31/96: 0.31%
Loads, 12b-1 Marketing Fees: None
Suitable for IRAs: Yes
Newspaper Abbreviation: Wndsr
Vanguard Fund Number: 022

Account Features (page B-20)

o Telephone Redemption
o Vanguard Direct Deposit ServiceSM
o Vanguard Automatic Exchange ServiceSM

o Vanguard Fund Express(R)
o Vanguard Dividend ExpressSM

        Average Annual Total Returns -- Periods Ended October 31, 1996

                                 1 Year      5 Years      10 Years
                                ---------   ----------   ----------
Vanguard/Windsor Fund  ......    23.2%       16.7%         13.4%
S&P 500 Index    ............    24.1        15.5          14.7



     Quarterly Returns (%) 1987-1996 (intended to show volatility of returns)

Year                             Windsor                      S&P 500
1Q87                             16.3                         21.3
2Q87                              6.2                          5.0
3Q87                              0.8                          6.6
4Q87                            -18.6                        -22.5
1Q88                             10.2                          5.7
2Q88                             13.2                          6.6
3Q88                              1.9                          0.3
4Q88                              1.3                          3.0
1Q89                              6.9                          7.1
2Q89                              7.0                          8.8
3Q89                              8.6                         10.7
4Q89                             -7.4                          2.0
1Q90                             -2.9                         -3.0
2Q90                              1.4                         -0.2
3Q90                            -20.3                        -13.7
4Q90                              7.8                          8.9
1Q91                             18.3                         14.5
2Q91                              0.7                         -0.2
3Q91                              5.6                          5.3
4Q91                              2.2                          8.4
1Q92                              4.3                         -2.5
2Q92                              5.6                          1.9
3Q92                             -2.6                          3.2
4Q92                              8.7                          5.0
1Q93                              8.9                          4.4
2Q93                              1.4                          0.5
3Q93                              7.4                          2.6
4Q93                              0.7                          2.3
1Q94                             -1.8                         -3.8
2Q94                              3.8                          0.4
3Q94                              1.1                          4.9
4Q94                             -3.2                          0.0
1Q95                              8.5                          9.7
2Q95                             11.4                          9.5
3Q95                              7.9                          7.9
4Q95                             -0.2                          6.0
1Q96                              6.2                          5.4
2Q96                              1.5                          4.5
3Q96                              5.3                          3.1

10-Year Average
Total Return                     13.1%                        15.0%

     In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.



                               PLAIN TALK ABOUT
                            The Costs of Investing

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               PLAIN TALK ABOUT
                                 Fund Expenses

          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

Fund Expenses

     The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

     As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

Shareholder Transaction Expenses
--------------------------------
Sales Load Imposed on Purchases:  ..................    None
Sales Load Imposed on Reinvested Dividends:   ......    None
Redemption Fees:   .................................    None
Exchange Fees:  ....................................    None

     The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.


Annual Fund Operating Expenses
------------------------------
Management and Administrative Expenses:  ...............              0.18%
Investment Advisory Expenses:   ........................              0.10%
12b-1 Marketing Fees:  .................................              None
Other Expenses
 Marketing and Distribution Costs:    ..................    0.02%
 Miscellaneous Expenses (e.g., Taxes, Auditing):  ......    0.01%
                                                           -------
Total Other Expenses:  .................................              0.03%
                                                                     -------
 Total Operating Expenses (Expense Ratio):  ............              0.31%
                                                                     =======


     The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


                  1 Year      3 Years      5 Years      10 Years
                 ---------   ----------   ----------   ----------
                   $3         $10          $17          $39



This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

     The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The financial highlights, insofar as they relate to each of the five years in the period ended December 31, 1996 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the unqualified audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                             Year Ended October 31,
                             ------------------------------------------------------
                                1996          1995          1994          1993
                             ------------  ------------  ------------  ------------
Net Asset Value,
 Beginning of Period    ...    $ 15.55      $ 14.55       $ 14.95       $ 12.37
Investment Operations
 Net Investment Income             .43          .44           .44           .37
 Net Realized and
  Unrealized Gain
  (Loss) on Investments           2.85         1.86           .42          2.98
                                -------      -------       -------       -------
  Total from
   Investment
   Operations  ............       3.28         2.30           .86          3.35
                                -------      -------       -------       -------
Distributions
 Dividends from Net
  Investment Income  ......       (.46)        (.44)         (.37)         (.39)
 Distributions from
  Realized Capital
  Gains  ..................      (1.38)        (.86)         (.89)         (.38)
                                -------      -------       -------       -------
   Total Distributions.....      (1.84)       (1.30)        (1.26)         (.77)
Net Asset Value, End of
 Period  ..................    $ 16.99      $ 15.55       $ 14.55       $ 14.95
                                =======      =======       =======       =======
Total Return   ............      23.16%       17.80%         6.35%        28.29%
                                =======      =======       =======       =======
Ratios/Supplemental Data
Net Assets, End of Period
 (Millions)    ............    $15,841      $13,008       $11,406       $10,537
Ratio of Expenses to
 Average Net Assets  ......       0.31%        0.45%         0.45%         0.40%
Ratio of Net Investment
 Income to Average Net
 Assets  ..................       2.75%        3.01%         3.11%         2.68%
Portfolio Turnover Rate             34%          32%           34%           25%
Average Commission
 Rate Paid  ...............    $ .0579           N/A          N/A           N/A

                                                          Year Ended October 31,
                             ---------------------------------------------------------------------------------
                                1992         1991          1990          1989          1988          1987
                             ------------  -----------  ------------  ------------  ------------  ------------
Net Asset Value,
 Beginning of Period    ...      $ 12.79      $  9.72       $ 15.17       $ 14.13       $ 14.22       $ 13.85
Investment Operations
 Net Investment Income               .49          .58           .74           .71           .66           .78
 Net Realized and
  Unrealized Gain
  (Loss) on Investments              .50         3.55         (4.59)         1.51          2.33          (.11)
                                ---------     --------     ---------     ---------     ---------     ---------
  Total from
   Investment
   Operations  ............          .99         4.13         (3.85)         2.22          2.99           .67
                                ---------     --------     ---------     ---------     ---------     ---------
Distributions
 Dividends from Net
  Investment Income  ......         (.57)        (.74)         (.75)         (.63)         (.87)         (.30)
 Distributions from
  Realized Capital
  Gains  ..................         (.84)        (.32)         (.85)         (.55)        (2.21)           --
                                ---------     --------     ---------     ---------     ---------     ---------
  Total Distributions......        (1.41)       (1.06)        (1.60)        (1.18)        (3.08)         (.30)
Net Asset Value, End of
 Period  ..................      $ 12.37      $ 12.79       $  9.72       $ 15.17       $ 14.13       $ 14.22
                                =========     ========     =========     =========     =========     =========
Total Return   ............         9.30%      44.69%        -27.93%        17.05%        27.01%         4.62%
                                =========     ========     =========     =========     =========     =========
Ratios/Supplemental Data
Net Assets, End of Period
 (Millions)    ............      $ 8,250      $ 7,859       $ 5,841       $ 8,313       $ 5,920       $ 4,848
Ratio of Expenses to
 Average Net Assets  ......         0.26%       0.30%          0.37%         0.41%         0.46%         0.43%
Ratio of Net Investment
 Income to Average Net
 Assets  ..................         3.89%       4.84%          5.82%         5.07%         5.08%         4.86%
Portfolio Turnover Rate               32%         36%            21%           34%           24%           46%
Average Commission
 Rate Paid  ...............           N/A         N/A            N/A           N/A           N/A           N/A

     From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) and capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                               PLAIN TALK ABOUT
                   How to Read the Financial Highlights Table


          The Fund began fiscal 1996 with a net asset value (price) of $15.55 per share. During the year, the Fund earned $.43 per share from investment income (interest and dividends) and $2.85 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.28 per share, $1.84 was returned to shareholders in the form of distributions ($.46 in dividends, $1.38 in capital gains). The earnings ($3.28 per share) less total distributions ($1.84 per share) resulted in a share price of $16.99 at the end of the fiscal year, an increase of $1.44 per share (from $15.55 at the beginning of the period to $16.99 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 23.16% for the year.

          As of October 31, 1996, the Fund had $15.8 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 2.75% of its average net assets. It sold and replaced securities valued at 34% of its total net assets.


                               PLAIN TALK ABOUT
                         Value Funds and Growth Funds


         Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

A Word About Risk

     This prospectus describes the risks that you will face as an investor in Vanguard/Windsor Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Windsor Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

     Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

The Fund's Objectives

     Vanguard/Windsor Fund seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.


    Because of the several types of risk described on the following pages, your investment in the Fund, as with any investment in common stocks, could lose money.

                                PLAIN TALK ABOUT
                          Investing for the Long Term


         Vanguard/Windsor Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


Who Should Invest

    Vanguard/Windsor Fund may be suitable for you if:

    o You wish to add a growth and income mutual fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.


    o You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

     This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

    o The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


    o There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).


     o The Fund reserves the right to stop offering shares at any time.

                               PLAIN TALK ABOUT
                            Costs and Market Timing



         Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.


                                PLAIN TALK ABOUT
                   Large-Cap, Mid-Cap, and Small-Cap Stocks


         Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.



Investment Strategies

     This section explains how Vanguard/Windsor Fund's adviser pursues the objectives of long-term capital growth and some dividend income. It also explains several important risks--market risk, objective risk, manager risk, country risk, and currency risk--faced by investors in the Fund. Unlike the Fund's investment objectives, these investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.


Market Exposure


     The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock and in securities that are convertible into common stock.


    The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.

                        U.S. Stock Market Returns (1926 -1996)
                   -------------------------------------------------
                   1 Year      5 Years      10 Years      20 Years
                   ---------   ----------   -----------   ----------
Best   .........     53.9%       23.9%         20.1%         16.9%
Worst  .........    -43.3       -12.5          -0.9           3.1
Average   ......     12.7        10.4          10.8          10.8


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Finally, because Vanguard/Windsor Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

    The Fund is subject to objective risk, which is the possibility that returns from the type of stocks that the Fund invests in--attractively priced or "value" stocks--will trail returns from the overall stock market. Different types of stocks tend to go through cycles of outperformance and underperformance in comparison to common stocks in general. These cycles have, in the past, lasted for as long as several years.

                               PLAIN TALK ABOUT
                             Price/Earnings Ratios


          A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations can sometimes prove incorrect, and that there is no "ideal" P/E ratio.


                                PLAIN TALK ABOUT
                           Portfolio Diversification



          In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.



Security Selection

     Wellington Management Company, llp (WMC), adviser to the Fund, selects what it considers to be undervalued securities of large- and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.


     A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. WMC then selects the stock if it has strong prospects for capital appreciation, but is currently trading at a price that is lower than what is expected of a stock with such potential. WMC sets a price that it feels more accurately reflects the stock's overall worth and, when the stock reaches that predetermined price, it will be sold. This strategy is known as "buying into weakness and selling into strength."

     The Fund's top ten holdings (which amounted to 38% of the Fund's total net assets) as of October 31, 1996, follow.

   1. Chrysler Corp.
   2. Citicorp
   3. Seagate Technology
   4. Ford Motor Co.
   5. Burlington Resources, Inc.
   6. Georgia-Pacific Corp.
   7. USX-Marathon Group
   8. Compaq Computer Corp.
   9. Golden West Financial Corp.
  10. Reynolds Metals Co.

     Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time. Note, too, that the Fund's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock could hurt the Fund.

     The Fund is run by WMC according to traditional methods of active investment management, which means securities are bought and sold according to WMC's judgments about companies and their financial prospects, and about the stock market and the economy in general.


     The Fund is subject to manager risk, which is the possibility that WMC may do a poor job of selecting stocks.


Portfolio Turnover


     Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 32%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

                               PLAIN TALK ABOUT
                               Portfolio Turnover


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 78%.

Investment Policies


     Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

     The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.


    The Fund is subject to country risk and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" dollar generally leads to higher returns for Americans holding foreign investments.

     The Fund may invest in money market instruments, fixed-income securities, convertible securities and other equity securities, such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

                               PLAIN TALK ABOUT

                      The Risks of International Investing


          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.


                               PLAIN TALK ABOUT
                                  Derivatives



          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.



                               PLAIN TALK ABOUT
                                 Cash Reserves



          With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.



     The Fund may also invest in derivatives.

    The Fund reserves the right to invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives.


     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied to futures contract deposits, and no more than 20% of total assets may be committed to such contracts.

    The reasons for which the Fund will invest in futures and options are:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

     o To make it easier to trade.

     o To reduce costs by buying futures instead of actual stocks when futures are cheaper.

     The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. No more than 35% of the Fund's assets may be invested in short-term fixed-income securities for purposes other than taking a temporary defensive position.

Investment Limitations

     To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

     o Invest more than 25% of its assets in any one industry.

     o Borrow money, except for the purpose of meeting shareholder requests to redeem shares. With respect to 75% of its assets, the Fund will not:

     o Invest more than 5% in the securities of any one company.

     o Buy more than 10% of the outstanding voting shares of any company.

     The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

Investment Performance

     Vanguard/Windsor Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance, both domestic and foreign, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                         Average Annual Total Returns
                      For Periods Ended October 31, 1996

                    Vanguard/Windsor Fund              S&P 500 Index

1 Year                      23.2%                           24.1%
3 Years                     15.6%                           17.7%
5 Years                     16.7%                           15.5%
10 Years                    13.4%                           14.7%
20 Years                    16.7%                           14.5%
25 Years                    15.0%                           12.7%



     The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

                               PLAIN TALK ABOUT
                                Past Performance


          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


Share Price

     The Fund's share price, also called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                          Total Assets - Liabilities
                      ----------------------------------
Net Asset Value =
                          Number of Shares Outstanding

     The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is Wndsr.

                               PLAIN TALK ABOUT
                                 Distributions



          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                               PLAIN TALK ABOUT

                              "Buying a Dividend"


          Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.


Dividends, Capital Gains, and Taxes


     Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

/// The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

/// If you sell or exchange your shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

/// Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred retirement account, such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.


The Fund and Vanguard

     Vanguard/Windsor Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

     A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                                PLAIN TALK ABOUT
                     Vanguard's Unique Corporate Structure


          The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.



Investment Adviser

     The Fund employs Wellington Management Company, llp (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

     WMC is paid a quarterly advisory fee based on an average of the Fund's month-end net assets during that quarter:


                  Average Assets Managed         Basic Fee
                 -----------------------        -----------
                  First $17.5 billion  ......      0.125%
                  Over $17.5 billion   ......      0.100

     Beginning April 30, 1999, WMC's basic advisory fee may be adjusted based on the total return performance of the Fund as compared to that of the Standard & Poor's 500 Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 67% for the first $17.5 billion of average net assets managed during the period and by 90% for average net assets over $17.5 billion. Until this new schedule goes into effect, WMC's basic fee will follow transition rules set forth by the Securities and Exchange Commission and described in the Fund's Statement of Additional Information.

     For the fiscal year ended October 31, 1996, the total fee paid by Vanguard/Windsor Fund to its adviser was approximately $14 million, which included a base fee of more than $18 million and a decrease, based on adviser performance, of $4.42 million. (These fees were calculated under WMC's former advisory agreement with Vanguard/Windsor Fund, which was replaced on June 1, 1996.)

     The current fee agreement with WMC authorizes it to choose brokers and dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser as either a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

                                PLAIN TALK ABOUT
                               The Fund's Adviser


          Wellington Management Company, LLP, is an investment counseling firm that was founded in 1931; it currently manages more than $130 billion in assets. The manager responsible for WMC's strategy for Vanguard/Windsor Fund is:

          Charles T. Freeman, Senior Vice President and Partner of WMC; 30 years investment experience, 28 years with WMC and Vanguard/Windsor Fund; B.S. and M.B.A. from the University of Pennsylvania.

          Mr. Freeman was appointed Fund manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964.

General Information

     Vanguard/Windsor Fund is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor II (which is open to all investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.


     Shareholders of Vanguard/Windsor Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.


Investing with Vanguard

     At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. As a result, many of the services described on the following pages are for current shareholders only. Current shareholders may make additional investments, but the total amount invested during a calendar year may not exceed $25,000.


     The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Windsor Fund shareholder. Booklets providing detailed information are available on the services marked with a (Booklet). Please call us to request copies.


Services and Account Features

     Vanguard offers many services that make it convenient to buy, sell, or exchange shares.


Telephone Redemptions       Automatically set up for this Fund unless you notify us otherwise.
(Sales and Exchanges)

Vanguard Direct Deposit     Automatic method for depositing your paycheck or U.S. govern-
(Sales and Exchanges)       ment payment (including Social Security and government pension checks) into your account.

Vanguard Automatic          Automatic method for moving a fixed amount of money from one
Exchange Service            Vanguard fund account to another.*

Vanguard Fund Express       Electronic method for buying or selling shares You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic sched-
                            ule or whenever you wish.*

Vanguard Dividend Express       Electronic method for transferring dividends and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Van-
                                guard fund account.

Vanguard Brokerage Services     A cost-effective way to trade stocks, bonds, and options on major
 (VBS)                          exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional informa-
                                tion and the appropriate forms.



*Can be used to "dollar-cost average" or to contribute to an IRA or other retirement plan.


Types of Accounts

Individual or Other Entity

     Currently, shares of Vanguard/Windsor Fund are not being offered or sold to new investors; however, the following accounts may be established through a transfer of Windsor Fund shares. Call Client Services for more information.

For One or More People             To open an account in the name of one (individual) or more
                                   (joint tenants) people. $3,000 minimum initial investment.

For a Minor Child                  To open an account as an UGMA/UTMA (Uniform
                                   Gifts/Transfers to Minors Act). Age of majority and other
                                   requirements are set by state law. $1,000 minimum initial
                                   investment.

For Holding Trust Assets           To invest assets held in an existing trust. $3,000 minimum initial investment.

For Third-Party Trustee            To open an account as a retirement trust or plan based on an
Retirement Investments             existing corporate or institutional plan. These accounts are
(Vanguard is not the custodian     established by the custodian or trustee of the existing plan.
or trustee.)

For an Organization                To open an account as a corporation, partnership, or other entity.
                                   These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

Retirement

For an Individual Retirement       To open a retirement account in the name of an individual. IRAs
Account (IRA) (Vanguard            can be established with a contribution, a direct roll-over from an
Fiduciary Trust Company is the     employer's plan, such as a 401(k), or an asset transfer or rollover
custodian.)                        from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

For a Simplified Employee          To open a retirement account in the name of an employee. SEPs
Pension Plan Account               allow employers to make deductible contributions directly to
(SEP-IRA) (Vanguard Fiduciary      IRAs established by their employees. A SEP can be established
Trust Company is the               by people who are self-employed, small-business owners,
custodian.)                        partnerships, or corporations.

For a Qualified Retirement       To open a retirement account that allows Program Account
(Vanguard Fiduciary Trust        small-business owners or people who are self-employed to make
Company can be the trustee.)     tax-deductible retirement contributions for themselves and their employees into Profit-Sharing and Money Purchase Pension
                                 (Keogh) plans.

For a 403(b)(7) Custodial        To open a retirement account that allows employees of
Account (Vanguard Fiduciary      tax-exempt institutions (for example, schools or hospitals) to
Trust Company is the             make pre-tax retirement contributions.
custodian.)

Distribution Options

  You can receive distributions of dividends and/or capital gains in a number of ways:

Reinvestment                     Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.

Dividends                        Cash Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.

Dividends and Capital Gains      Both dividends and capital gains are paid by check and mailed to
in Cash                          your account's address of record.



--------------------------------------------------------------------------------
   To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."
--------------------------------------------------------------------------------


Buying Shares


     At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. Current shareholders may make additional investments, but the total amount invested during a calendar year may not exceed $25,000.


     You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                          Add To An Existing Account


Minimum Investment

By Mail
First-class mail to:
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482

Express or Registered mail to:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087

$100 by mail or exchange; $1,000 by wire.

Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-22

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

--------------------------------------------------------------------------------
   Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------

                          Add To An Existing Account


By Telephone

1-800-662-6273
Vanguard Tele-Account(R)
1-800-662-2739
Client Services

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.




--------------------------------------------------------------------------------
   Important Note: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.
--------------------------------------------------------------------------------

By Wire

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard/Windsor Fund
[Account Registration]
Attention: Vanguard

Call Client Services to arrange your wire transaction.


Wire transactions are not available for retirement accounts.





Automatically

     Vanguard offers a variety of ways that you can add to your account automatically. See "Services and Account Features."

--------------------------------------------------------------------------------
   You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, your redemption proceeds will not be paid to you until payment for your purchase is collected, which may take up to ten calendar days.

   Note: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.
--------------------------------------------------------------------------------

Redeeming Shares


--------------------------------------------------------------------------------
   Important Tax Note: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.
--------------------------------------------------------------------------------


     The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.


     To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

    - Fund name.

    - 10-digit account number.

    - Name and address exactly as registered on that account.


    - Social Security or Employer Identification number as registered on that account.

     If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

     If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

How to Sell Shares


     You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.


     Good order means that the request includes:

     - Fund name and account number.

     - Amount of the transaction (in dollars or shares).

     - Signatures of all owners exactly as registered on the account.

     - Signature guarantees (if required).

     - Any supporting legal documentation that may be required.

     - Any certificates you are holding for the account.

     Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

     The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.



--------------------------------------------------------------------------------
   Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------


How to Exchange Shares

     An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

     Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.


     Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.



Selling or Exchanging Shares        Account Type
By Telephone                        All Types Except Retirement:
1-800-662-6273                      Call Vanguard Tele-Account* 24 hours a
Vanguard Tele-Account               day--or Client Services during business
1-800-662-2739                      hours--to sell or exchange shares. You can
Client Services                     exchange shares from this Fund to open an
                                    account in another Vanguard fund or to add to
                                    an existing Vanguard fund account with an
                                    identical registration.

                                    Retirement:
                                    You can exchange--but not sell--shares by calling Tele-Account or Client Services. *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

By Mail                             All Types Except Retirement:
First-class mail to:                Send a letter of instruction signed by all regis-
The Vanguard Group                  tered account holders. Include the fund name
P.O. Box 2600                       and account number and (if you are selling) a
Valley Forge, PA 19482              dollar amount or number of shares OR (if you
                                    are exchanging) the name of the fund you want
Express or Registered mail to:      to exchange into and a dollar amount or num-
The Vanguard Group                  ber of shares.
455 Devon Park Drive
Wayne, PA 19087                     Retirement:
                                    For information on how to request distributions
                                    from.
                                    o IRAs, call Client Services.
                                    o SEP-IRAs, 403(b)(7) custodial accounts, and
                                      Profit-Sharing and Money Purchase Pension
                                      (Keogh) Plans, call Individual Retirement
                                      Services at 1-800-662-2003.
                                    Depending on your account registration type,
                                    additional documentation may be required.

Automatically      All Types Except Retirement:
                   Vanguard offers several ways to sell or
                   exchange shares automatically (see "Ser-vices and Account Features"). Call Investor
                   Information for the appropriate booklet and application if you did not elect a feature when you opened your account.


     It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.


--------------------------------------------------------------------------------
                        A Note on Unusual Circumstances

   Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.
--------------------------------------------------------------------------------

Fund and Account Updates
Statements and Reports

     We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Windsor Fund account throughout the year, as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

Confirmation Statement      Sent each time you buy, sell, or exchange
                            shares; confirms the date and the amount of
                            your transaction.
Portfolio Summary           Mailed quarterly; shows the market value of
                            your account at the close of the statement
                            period, as well as distributions, purchases,
                            sales, and exchanges for the current calendar
                            year.
Fund Financial Reports      Mailed in June and December for this Fund.

Tax Statements                 Generally mailed in January; report previous
                               year's dividend distributions, proceeds from
                               the sale of shares, and distributions from
                               IRAs or other retirement accounts.
Average Cost Statement         Issued quarterly for taxable accounts
                               (accompanies your Portfolio Summary);
                               shows the average cost of shares that you
                               redeemed during the previous quarter, using
                               the average cost single category method.
Automated Telephone Access
Vanguard Tele-Account          Toll-free access to Vanguard fund and
1-800-662-6273                 account information--as well as some
Vanguard Tele-Account          transactions--through any TouchTone(TM)
1-800-662-2739                 telephone. Tele-Account provides total
Client Services                return, share price, price change, and yield
                               quotations for all Vanguard funds; gives
                               your account balances and history (e.g., last
                               transaction, latest dividend distribution); and
                               allows you to sell or exchange fund shares.
Computer Access
Vanguard Online(SM)            Use your personal computer to learn more
Keyword: Vanguard              about Vanguard funds and services; keep in
                               touch with your Vanguard accounts; map out
                               a long-term investment strategy; and ask
                               questions, make suggestions, and send mes-
                               sages to Vanguard. Vanguard Online is
                               offered through America Online(R) (AOL). To
                               establish an AOL account, call 1-800-238-6336.
Vanguard on the                Use your personal computer to visit Van-
World Wide Web                 guard's education-oriented website, which
http://www.vanguard.com        provides timely news and information about
                               Vanguard funds and services; an on-line
                               "university" that offers a variety of mutual
                               fund classes; and easy-to-use, interactive
                               tools to help you create your own invest-
                               ment and retirement strategies.

Glossary of Investment Terms

Capital Gains Distribution

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank CDs, repurchase agreements, commercial paper, and bankers acceptances.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk

The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

Currency Risk

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

Dividend Income

Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

Fixed-Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Growth and Income Stock Fund

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

Investment Adviser

An organization that makes the day-to-day decisions regarding a portfolio's investments.

Mutual Fund

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

Net Asset Value (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Portfolio Diversification

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

Price/Earnings (P/E) Ratio

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Total Return

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stock Fund

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

Volatility

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

Yield

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

Investor Information
Department
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335
For information on our funds, fund services, and retirement accounts; requests for literature

Client Services Department
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your account, account transactions, account statements

Vanguard Brokerage Services
1-800-992-8327
For information on trading stocks, bonds, and options at reduced commissions

Vanguard Tele-Account(R)
1-800-662-6273 (ON-BOARD)

For 24-hour automated access
to price and yield, information
on your account, certain
transactions

Electronic Access to the Vanguard Mutual Fund Education and Information Center On America Online(R)
Keyword: Vanguard

On the World Wide Web http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com

(C) 1997 Vanguard Marketing
Corporation, Distributor

                               [LOGO]    100% Recycled
                                         Paper


      X34-4/97

                           VOTE THIS PROXY CARD TODAY!
                                                ------
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


      +     Please fold and detach card at perforation before mailing     +


GEMINI II, INC. ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoints John C. Bogle, J. Lawrence Wilson and Raymond J. Klapinsky, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on June 18, 1997 at 9:30 A.M., E.T., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                              PLEASE SIGN, DATE AND RETURN
                                             PROMPTLY IN ENCLOSED ENVELOPE.


                                        Date _________________
                                        NOTE: Please sign exactly as your name
                                        appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                      _________________________________________
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      |________________________________________|
                                      Signature(s) (and Title(s), if applicable)

                           VOTE THIS PROXY CARD TODAY!
                                                ------
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


      +     Please fold and detach card at perforation before mailing     +



Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
                                                      ---
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
                                         ---
Please vote by filling in the appropriate box below.

                                                                            FOR         AGAINST         ABSTAIN

1.       To approve an Agreement and Plan of                                [ ]           [ ]             [ ]
         Reorganization providing for the acquisition of
         substantially all the assets of Gemini II, Inc. (the "Fund") by the
         Windsor Fund series of Vanguard/ Windsor Funds, Inc. ("Windsor
         Fund") in exchange for shares of Windsor Fund, and the liquidation and dissolution of the Fund.
